UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2022

MICT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

MICT, Inc., a Delaware corporation (“MICT” or the “Company”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement of MICT, and a prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving MICT and Tingo, Inc., a Nevada corporation (“Tingo”). The definitive proxy statement and other relevant documents will be mailed to stockholders of MICT as of a record date to be established for voting on the Business Combination. Stockholders of MICT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with MICT’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about MICT, Tingo and the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov.

Participants in the Solicitation

MICT and Tingo and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of MICT in favor of the approval of the Business Combination.

Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of MICT and Tingo and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. MICT’s and Tingo’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MICT’s and Tingo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of MICT or Tingo and are difficult to predict. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement (as defined below); (2) the inability to complete the Business Combination, including due to the failure to obtain approval of the stockholders of MICT or Tingo or other conditions to closing in the Merger Agreement; (3) the inability to obtain or maintain the listing of MICT’s common stock on Nasdaq following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations of Tingo or MICT as a result of the announcement and consummation of the Business Combination; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; (7) the inability to complete the Business Combination due to inability to obtain regulatory approval; (8) changes in applicable laws or regulations; (10) the possibility that MICT or Tingo may be adversely affected by other economic, business, and/or competitive factors; and (11) the impact of the global COVID-19 pandemic on any of the foregoing risks and other risks and uncertainties to be identified in the proxy statement/prospectus (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by MICT. The foregoing list of factors is not exclusive. Readers are referred to the most recent reports filed with the SEC by MICT. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MICT and Tingo undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Merger Agreement

Following extensive due diligence by the Company and its advisors, including financial due diligence, tax due diligence and quality of earnings analysis by Ernst & Young, financial analysis by Houlihan Lokey, legal, operational, corporate and local due diligence by the Nigerian office of Dentons and corporate due diligence and securities due diligence by Ellenoff Grossman & Schole, on June 15, 2022, the Company and Tingo entered into an Amended and Restated Merger Agreement (the “Amended Agreement”) amending the original merger agreement among the parties dated May 10, 2022 (the “Original Agreement”). Described below are the principal changes to the terms and conditions of the Original Agreement (see MICT’s Current Report on Form 8-K as filed with the SEC on May 17, 2022 for a full description of the terms and conditions of the Original Agreement). The following summary of the Amended Agreement is qualified in its entirety by reference to the complete text of the Amended Agreement, a copy of which is attached hereto as Exhibit 2.1. MICT’s stockholders, warrant holders and other interested parties are urged to read such agreement in its entirety.

Escrow

As part of the Amended Agreement, a representative of MICT’s pre-closing stockholders, a representative of Tingo’s pre-closing stockholders, and a mutually agreeable escrow agent shall enter into an escrow agreement, whereby an amount equal to 5% of the total number of MICT shares issuable to Tingo stockholders in the Business Combination (the “Escrow Property”) shall be held in escrow for a period of up to two years after the closing of the Business Combination. The Escrow Property shall be the sole source of payment for any obligations incurred by Tingo’s pre-closing stockholders in relation to the indemnification claims described below.

Indemnification Provisions

The Amended Agreement includes indemnification provisions pursuant to which Tingo’s pre-closing stockholders shall indemnify MICT and its related parties (the “Indemnifiable Matters”).

The Indemnifiable Matters include: claims with respect to any dissenting pre-closing stockholders of Tingo, Tingo’s predecessor entity, certain litigations and taxes.

Post-Closing Purchaser Board

Additionally, the Amended Agreement provides that the post-closing Board shall consist of seven members, with five designated by Tingo and two designated by MICT.

Termination

Pursuant to the Amended Agreement, Tingo shall deliver to MICT its disclosure schedules no later than 20 days after the signing of the Amended Agreement and shall file any required amendments to its SEC filings no later than 45 days after the signing of the Amended Agreement.

Item 8.01 Press Release

Incorporated into this Item 8.01 by reference is the press release issued by MICT on June 15, 2022 announcing the entry into the Amended Agreement described above, attached hereto as Exhibit 99.1 the (“Press Release”).

The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the Press Release be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of June 15, 2022, by and among, MICT, its merger subsidiary, the purchaser representative, Tingo and the seller representative
99.1	Press Release, date June 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2022

MICT, INC.

By:	/s/ Darren Mercer
Name:	Darren Mercer
Title:	Chief Executive Officer

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